Exhibit 99.1

MARTIN LIPTON
HERBERT M. WACHTELL
BERNARD W. NUSSBAUM
LAWRENCE B. PEDOWITZ
PAUL VIZCARRONDO, JR.
PETER C. HEIN
HAROLD S. NOVIKOFF
KENNETH B. FORREST
MEYER G. KOPLOW
THEODORE N. MIRVIS
EDWARD D. HERLIHY
DANIEL A. NEFF
ERIC M. ROTH
ANDREW R. BROWNSTEIN
MICHAEL H. BYOWITZ
PAUL K. ROWE
MARC WOLINSKY
DAVID GRUENSTEIN
STEPHEN G. GELLMAN
STEVEN A. ROSENBLUM

STEPHANIE J. SELIGMAN
JOHN F. SAVARESE
SCOTT K. CHARLES
DAVID S. NEILL
JODI J. SCHWARTZ
ADAM O. EMMERICH
GEORGE T. CONWAY III
RALPH M. LEVENE
RICHARD G. MASON
MICHAEL J. SEGAL
DAVID M. SILK
ROBIN PANOVKA
DAVID A. KATZ
ILENE KNABLE GOTTS
DAVID M. MURPHY
JEFFREY M. WINTNER
TREVOR S. NORWITZ
BEN M. GERMANA
ANDREW J. NUSSBAUM
RACHELLE SILVERBERG

________________________

GEORGE A. KATZ (1965-1989)
JAMES H. FOGELSON (1967-1991)
________________________

OF COUNSEL
                                 WILLIAM T. ALLEN                                             ERIC S. ROBINSON
                                 PETER C. CANELLOS                              PATRICIA A. ROBINSON*
                                 DAVID M. EINHORN                                 LEONARD M. ROSEN
                                 THEODORE GEWERTZ                                   MICHAEL W. SCHWARTZ
                                 RICHARD D. KATCHER                                  ELLIOTT V. STEIN
                                 THEODORE A. LEVINE                            WARREN R. STERN
                                 DOUGLAS K. MAYER                               PATRICIA A. VLAHAKIS
                                 ROBERT B. MAZUR                                        J. BRYAN WHITWORTH
                                 PHILIP MINDLIN                                               AMY R. WOLF
                                 ROBERT M. MORGENTHAU

                                                                     * ADMITTED IN THE DISTRICT OF COLUMBIA
________________________

COUNSEL

                                DAVID M. ADLERSTEIN                       PAULA N. GORDON
                                MICHELE J. ALEXANDER                    NANCY B. GREENBAUM
                                LOUIS J. BARASH                                 MAURA R. GROSSMAN
                                DIANNA CHEN                                      MARK A. KOENIG
                                ANDREW J.H. CHEUNG                             J. AUSTIN LYONS
                                PAMELA EHRENKRANZ                     AMANDA N. PERSAUD
                                KATHRYN GETTLES-ATWA              JEFFREY A. WATIKER

August 14, 2011

DAVID C. BRYAN
STEVEN A. COHEN
GAVIN D. SOLOTAR
DEBORAH L. PAUL
DAVID C. KARP
RICHARD K. KIM
JOSHUA R. CAMMAKER
MARK GORDON
JOSEPH D. LARSON
LAWRENCE S. MAKOW
JEANNEMARIE O’BRIEN
WAYNE M. CARLIN
STEPHEN R. DiPRIMA
NICHOLAS G. DEMMO
IGOR KIRMAN
JONATHAN M. MOSES
T. EIKO STANGE
DAVID A. SCHWARTZ
JOHN F. LYNCH
WILLIAM SAVITT

ERIC M. ROSOF
MARTIN J.E. ARMS
GREGORY E. OSTLING
DAVID B. ANDERS
ADAM J. SHAPIRO
NELSON O. FITTS
JEREMY L. GOLDSTEIN
JOSHUA M. HOLMES
DAVID E. SHAPIRO
DAMIAN G. DIDDEN
ANTE VUCIC
IAN BOCZKO
MATTHEW M. GUEST
DAVID E. KAHAN
DAVID K. LAM
BENJAMIN M. ROTH
JOSHUA A. FELTMAN
ELAINE P. GOLIN
EMIL A. KLEINHAUS
KARESSA L. CAIN

Motorola Solutions, Inc.
1303 E. Algonquin Road
Schaumburg, Illinois 60196

Motorola Mobility Holdings, Inc.
600 N. U.S. Highway 45
Libertyville, Illinois 60048

Ladies and Gentlemen:

We have acted as special counsel to Motorola Mobility Holdings, Inc., a Delaware corporation (“Mobility”), in connection with the proposed acquisition of all the outstanding stock of Mobility by Google, Inc., a Delaware Corporation (“Google”), pursuant to an Agreement and Plan of Merger, expected to be dated on or about the date hereof (the “Merger Agreement”), to be entered into by and among Google, RB98 Inc., a Delaware corporation and a wholly owned subsidiary of Google (“Merger Sub”), and Mobility, pursuant to which Merger Sub will merge with and into Mobility, with Mobility continuing as the surviving corporation (the “Merger”).  As a result of the Merger, Mobility will become a wholly owned subsidiary of Google.

    Motorola Solutions, Inc.
    Motorola Mobility Holdings, Inc.
    August 14, 2011

At the request of Mobility, pursuant to Section 7.02(d) of the Tax Sharing Agreement dated as of July 31, 2010 by and among Motorola Solutions, Inc. (formerly known as Motorola, Inc.), a Delaware corporation (“Solutions”), Mobility (formerly known as Mobility SpinCo Holdings Corporation) and Motorola Mobility, Inc., a Delaware corporation and a wholly owned subsidiary of Mobility (the “Tax Sharing Agreement”), we are rendering our opinion as to certain United States federal income tax consequences of the Merger.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Tax Sharing Agreement.

In providing our opinion, we have reviewed:  (i) the form of the Merger Agreement (including the exhibits and schedules thereto); (ii) the registration statement of Mobility on Form 10 filed with the Securities and Exchange Commission on July 1, 2010 (as amended through the date hereof) (the “Registration Statement”); (iii) the tax opinion of Wachtell, Lipton, Rosen & Katz delivered to Solutions on November 30, 2010 in connection with the Contribution and Distribution and certain related documents; (iv) the respective Representation Letters of Solutions and Mobility, in each case, dated as of November 30, 2010 relating to such tax opinion (including the exhibits, appendices and similar attachments thereto) (the “Prior Representation Letters”); (v) the representation letter from Mobility, dated as of the date hereof and delivered to us in connection herewith (the “Mobility Representation Letter”); (vi) the representation letter from Google, dated as of the date hereof and delivered to us in connection herewith (the “Google Representation Letter”); (vii) certain documents filed with the Securities and Exchange Commission by each of Mobility, Google and Solutions (the “Public Filings”); and (viii) such other documents and records as we have deemed necessary or appropriate in order to give the opinion set forth herein.

For purposes of the opinion set forth below, we have assumed that:  (i) all documents submitted to us as originals are authentic and that all documents submitted to us as copies conform to the originals; (ii) the information and statements contained in the Registration Statement are true, correct and complete; (iii) the statements and representations contained in the Prior Representation Letters were true, correct and complete as of the date thereof; (iv) any statements and representations made in the Prior Representation Letters “to the knowledge of” any person or similarly qualified were true, correct and complete without such qualification; (v) the statements and representations contained in the Mobility Representation Letter and the Google Representation Letter are true, correct and complete as of the date hereof and will remain true, correct and complete at all times up to and including the Effective Time (as defined in the Merger Agreement); (vi) any statements and representations made in the Mobility Representation Letter or the Google Representation Letter “to the knowledge of” any person or similarly qualified are and will be true, correct and complete without such qualification; (vii) the information and statements contained in the Public Filings are true, correct and complete; (viii) the Merger Agreement that will be executed will be in the form that we have reviewed; (ix) the statements concerning the Merger set forth in the Merger Agreement are true, correct and complete; (x) the Merger will be consummated in accordance with the provisions of the Merger Agreement (and no covenant or condition described therein and affecting this opinion has been or will be waived by any party); and (xi) Solutions, Mobility and Google will treat the Merger for United States federal income tax purposes in a manner consistent with the opinion set forth below.  We further assume, as required by the Tax Sharing Agreement, that the Contribution and Distribution would have qualified for Tax-Free Status if the Merger did not occur.  If any of the above-described assumptions is untrue for any reason, our opinion as expressed below may be adversely affected and may not be relied upon.

    Motorola Solutions, Inc.
    Motorola Mobility Holdings, Inc.
    August 14, 2011

Based upon and subject to the foregoing, it is our opinion that, under currently applicable United States federal income tax law, the Merger will not affect the Tax-Free Status.

Except as expressly set forth above, we render no opinion as to the United States federal income tax consequences of the Merger.  In addition, we render no opinion as to any state, local or foreign tax consequences of the Merger.

Our opinion is based on current provisions of the Code, the Treasury Regulations promulgated thereunder, published pronouncements of the Internal Revenue Service and case law, any of which may be changed at any time with retroactive effect.  Any change in applicable laws or the facts and circumstances surrounding the Merger, or any inaccuracy in the statements, facts, assumptions or representations upon which we have relied, may affect the continuing validity of our opinion as set forth herein.  We assume no responsibility to inform Solutions or Mobility of any such change or inaccuracy that may occur or come to our attention.

We are furnishing this opinion solely to Mobility and Solutions in connection with Mobility’s obligations to provide an Unqualified Tax Opinion to Solutions pursuant to Section 7.02(d) of the Tax Sharing Agreement, and it is not to be relied upon, used, quoted or otherwise referred to for any other purpose or by any other party without our consent.  We hereby consent to Solutions and Mobility providing a copy of this opinion to Google.

                                                                                                                   Very truly yours,

                                                                                                                   /s/ Wachtell, Lipton Rosen & Katz